                                                                    EXHIBIT 23.2


                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report (and to all references to our Firm) included in or made part of the Registration Statement on Form S-1 and Post-Effective Amendment
No. 2 to the Form S-1 Registration Statement of Staten Island Bancorp, Inc.


                                                   /s/ ARTHUR ANDERSEN LLP


New York, New York
November 13, 1997